UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) April 19, 2006

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 8.01.  OTHER EVENTS

On April 19, 2006, the Company issued a press release announcing that it has entered into a management agreement with Hilco Real Estate, LLC ("Hilco"). Under the agreement, the terms of which were not disclosed, Movie Gallery and Hilco will initiate a program to restructure leases at more than 1,100 existing Movie Gallery and Hollywood Video stores.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item.

On April 19, 2006, the Company issued a press release announcing that based on preliminary results for the first quarter of 2006 the Company expects to be in full compliance with the financial covenants in its senior credit facility for the reporting period ending April 2, 2006. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety into this Item.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated April 19, 2006.
99.2	Press Release dated April 19, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: April 19, 2006

/S/ Mark D. Moreland
------------------------------
Mark D. Moreland
Senior Vice President, Interim
Chief Financial Officer and
Treasurer



INDEX TO EXHIBITS

99.1	Press Release dated April 19, 2006.
99.2	Press Release dated April 19, 2006